                                                                     EXHIBIT 3.2



                                    AMENDMENT
                                     TO THE
                           THIRD AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                       AMERICAN INDUSTRIAL PROPERTIES REIT


         The undersigned, acting as the Trust Managers of American Industrial Properties REIT, a real estate investment trust formed under the Texas Real Estate Investment Trust Act (the "Texas REIT Act"), hereby adopt the following amendment to the Third Amended and Restated Declaration of Trust for such trust which amendment replaces in its entirety the following Article of the Third Amended and Restated Declaration of Trust for such trust.

                                  ARTICLE FIVE

         The names and mailing addresses of the Trust Managers are as follows:

                  Name                               Mailing Address
                  ----                               ---------------
William H. Bricker                                   16475 Dallas Parkway, Suite 350
                                                     Dallas, Texas  75248

T. Patrick Duncan                                    8000 Robert F. McDermott Freeway
                                                     Suite 600, IH-10 West
                                                     San Antonio, Texas 78230-3884

Robert E. Giles                                      5051 Westheimer, Suite 300
                                                     Houston, Texas 77056

Edward B. Kelley                                     8000 Robert F. McDermott Freeway
                                                     Suite 600, IH-10 West
                                                     San Antonio, Texas 78230-3884

Stanley J. Kraska, Jr.                               100 East Pratt Street
                                                     Baltimore, Maryland 21202

Russell C. Platt                                     1221 Avenue of the Americas, 22nd Floor
                                                     New York, New York 10020

Charles W. Wolcott                                   6210 North Belt Line Road, Suite 170
                                                     Irving, Texas 75063

         IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Third Amended and Restated Declaration of Trust as of the 16th day of July, 1998.


                                                     /s/ William H. Bricker
                                                     ---------------------------
                                                     WILLIAM H. BRICKER


                                                     /s/ T. Patrick Duncan
                                                     ---------------------------
                                                     T. PATRICK DUNCAN

                                                     /s/ Robert E. Giles
                                                     ---------------------------
                                                     ROBERT E. GILES


                                                     /s/ Edward B. Kelley
                                                     ---------------------------
                                                     EDWARD B. KELLEY


                                                     /s/ Stanley J. Kraska, Jr.
                                                     ---------------------------
                                                     STANLEY J. KRASKA, JR.


                                                     /s/ Russell C. Platt
                                                     ---------------------------
                                                     RUSSELL C. PLATT


                                                     /s/ Charles W. Wolcott
                                                     ---------------------------
                                                     CHARLES W. WOLCOTT